[Scudder Investments logo]

Scudder Pacific Opportunities Fund

Class AARP and Class S Shares

Annual Report

October 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Pacific Opportunities Fund	Ticker Symbol	Fund Number
Class AARP	SPOPX	173
Class S	SCOPX	073

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

Autumn has historically been an unsettling, uncertain season for investors. This fall seems especially unnerving given the US economy's mixed progress toward recovery, continued threats to America's security and ongoing revelations of accounting abuse in telecommunications, media, energy and other industries.

We applaud your patience and commitment. Stories of executive malfeasance, depressed corporate earnings, anemic business demand for new technology and election year rhetoric can make it challenging for investors to separate fact from fiction.

In our view, the rebuilding of confidence in the domestic equity market will be a gradual, long-term process. Still, we are encouraged that some asset classes have provided modest portfolio diversification benefits during these tough times. In our view, mutual funds such as Scudder Pacific Opportunities Fund, which offer the opportunity to diversify a large-cap equity portfolio, make more sense than ever.

In managing Scudder Pacific Opportunities Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional market conditions and the intricacies of investing in the historically volatile Asian markets. We are continually fine-tuning the fund's portfolio to take advantage of overlooked opportunities in the Pacific Rim and to maximize potential value for long-term investors.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr., President
Scudder Pacific Opportunities Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary October 31, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	Life of Class*
Scudder Pacific Opportunities Fund - Class S	8.54%	-11.97%	-6.18%	-3.52%
MSCI All Country Asia Free Index (excluding Japan)+	13.83%	-11.91%	-4.70%	.12%

	1-Year	Life of Class**
Scudder Pacific Opportunities Fund - Class AARP	8.54%	-13.89%
MSCI All Country Asia Free Index (excluding Japan)+	13.83%	-10.79%

Sources: Lipper, Inc. and Deutsche Asset Management

* The Fund commenced operations on December 8, 1992. Index returns begin December 31, 1992.
** On October 2, 2000, the Fund commenced offering Class AARP shares. Index returns begin September 30, 2000.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 10/31/02	$ 8.01	$ 8.01
10/31/01	$ 7.38	$ 7.38

Class S Lipper Rankings - Pacific Ex Japan Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	36	of	67	53
3-Year	39	of	58	67
5-Year	38	of	48	78

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Pacific Opportunities Fund - Class S [] MSCI All Country Asia Free Index (excluding Japan)+

Yearly periods ended October 31

Comparative Results
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$10,854	$6,823	$7,270	$7,018
	Average annual total return	8.54%	-11.97%	-6.18%	-3.52%
MSCI All Country Asia Free Index (excluding Japan)+	Growth of $10,000	$11,383	$6,835	$7,862	$10,120
	Average annual total return	13.83%	-11.91%	-4.70%	.12%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Pacific Opportunities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Pacific Opportunities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Terrence Gray

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1993 and the fund in 2001.

• Head of global portfolio selection team for Pacific Basin Equity, portfolio manager for Asia ex-Japan Equity and Korean Equity and member of Asian Local Research team.

• Over 9 years of investment industry experience.

The past year brought a strong recovery in the Asian markets amid an otherwise dire global investment environment. In the following interview, Portfolio Manager Terrence Gray discusses Scudder Pacific Opportunities Fund's strategy and the market environment during the 12-month period ended October 31, 2002.

Q: What factors influenced the performance of the Asian stock markets during the past 12 months?

A: A modestly more upbeat outlook for global economic growth fueled the recent bounce-back in Asian markets. Improved domestic demand throughout the region also helped. Although concerns about slower growth worldwide took a toll on all global markets during mid-2002, all of the Asian markets delivered positive gains for the full period. In addition, they generally outperformed their global peers. Korea, Thailand, Taiwan and Indonesia were particularly strong.

Investors were drawn into Asia by the exceedingly low equity valuations* that emerged in the wake of the terrorist attacks in the United States. At that time, valuations were hovering near levels not seen since the financial crisis of 1997 and 1998. (That crisis resulted from the run up in asset prices and speculative lending that eventually led to a bubble burst - similar to the recent burst of the technology bubble in the United States. This led to rapid declines in asset prices, as well as bankruptcies and currency devaluations.) The current low equity valuations belie the fact that the fundamental investment picture in Asia remains attractive. Although growth is slowing across Asia, we nevertheless expect to see much stronger growth than in the United States, Europe and Japan. In addition, Asian companies continued to gain market share in the export markets. Domestic consumption also exhibited strength, particularly in Korea, Thailand and China.

* Valuation describes the price investors have to pay for a stock in relation to the earnings growth it is expected to deliver. For example, a stock that is trading at $10 and generating $1 per share annually in earnings is said to be trading at "10 times" earnings. Such a stock would be "cheaper" than one that is trading at $20 and generating $1 per share in earnings. Buyers of stock generally use valuation as one of their key investment criteria.

Q: How did the fund perform during the period?

A: For the 12-month period ended October 31, 2002, Scudder Pacific Opportunities Fund gained 8.54 percent (Class S shares). In comparison, its benchmark - the MSCI All-Country Asia Free Index (ex-Japan) - returned 13.83 percent. The MSCI All-Country Asia Free Index (ex-Japan) is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region, excluding Japan.For the 12-month period ended October 31, 2002, Scudder Pacific Opportunities Fund gained 8.14 percent (Class A shares unadjusted for sales charges). In comparison, its benchmark - the MSCI All-Country Asia Free Index (ex-Japan) - returned 13.83 percent. The MSCI All-Country Asia Free Index (ex-Japan) is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region, excluding Japan.

Although absolute performance of the fund improved over the past year, it still underperformed the benchmark. We therefore continue to look for ways to address the fund's performance. Since the investment advisor change in May of 2002, we have focused on managing the portfolio's risk. We believe risk management is critical to successful investing in Asia. The region's markets have historically been very volatile. We are combining a disciplined stock selection process with quantitative screens** to manage the amount of risk we are taking. This involves controlling the fund's exposure to various factors such as interest rates, oil prices and currency moves. We believe that the combination of risk management with our bottom-up stock-picking process should help generate outperformance for our shareholders over the long term. By bottom-up stock picking, we mean the process by which a stock is evaluated on its own merits prior to considering the impact of economic trends. The stocks may be analyzed according to research reports, data screens such as earnings reports or by personal knowledge of the products and services of the issuing company.

** Quantitative screens involve the use of various statistical factors to analyze stocks. For instance, an investment manager could screen for "cheap" stocks by searching for those with price-to-earnings ratios of 20 or less. In this way, screens help managers narrow down the number of stocks they must analyze by eliminating those that are unattractive.

Q: What factors helped fund performance?

A: The fund's overweight position (relative to the benchmark) in Korea was a major driver of performance. Investors have become more enthusiastic about the country. The corporate landscape has changed dramatically in the wake of the financial crisis of 1997-1998. Many of the larger, more established companies appear to be cleaning up their balance sheets and placing a greater emphasis on shareholder value. These include some of the fund's holdings, such as Samsung Electronics, Kookmin Bank, Hyundai Motor and SK Telecom. These companies have all gained a following among global investors and were strong performers during the past year. Korean financials have been an important theme within the portfolio as well. The Korean consumer has finally been given access to a variety of financial products such as mortgage loans and credit cards. Korean consumers have traditionally carried low levels of debt compared with consumers in other countries, and banks such as Kookmin have tapped into this burgeoning market. Other fund holdings among Korean financials include Samsung Fire & Marine and Shinhan Financial Group. The fund's performance was also helped by favorable stock selection within Hong Kong, such as retail clothier Esprit Holdings.

Early in the reporting period, we reentered the Thai and Indonesian stock markets. This proved beneficial to fund performance, since both delivered stellar returns. Our basis for making a move into these countries was that after being ignored for several years, their economies were beginning to turn around. We took advantage of this by investing in PT Telekomunikasi, Indonesia's dominant telecom services provider. In Thailand, we positioned the fund in banking stocks, on the belief that loan growth would begin to improve. The fund also owns Siam Cement, the leading cement, petrochemical and pulp/paper provider in the country. We expect local consumption to help drive stock appreciation, since an improving economy should lead to higher demand for materials.

Q: What factors hurt performance?

A: On the negative side, the fund was hurt by the poor performance of select Indian companies. Indian markets underperformed in general due to rising border tensions with Pakistan and a lack of progress on the government's privatization program. India's performance has been a disappointment given the abundance of well-managed, inexpensive companies in the country. But larger economic issues continue to weigh on the market, and we have reduced the fund's position there. The fund's underweight position in Singapore also hurt performance, as this market performed relatively well compared with the region as a whole. Finally, stock selection in China detracted from fund returns. Legend, China's leading PC manufacturer and distributor, saw slowing sales growth and market share losses, which led to poor performance. We have since exited the stock, as we have found more attractive opportunities in other sectors.

Q: How is the fund currently positioned?

A: The fund remains overweight in Korea, but to a lesser extent than it was earlier in the reporting period. Stock prices in that country have fallen over the past few months, and we are selectively adding to positions in some of our favorite companies. The portfolio remains underweight in Hong Kong. We find it difficult to identify compelling growth stories among individual companies in Hong Kong. However, we have recently increased the portfolio's weighting in China based on our belief that the country's growth prospects will stand up well versus the rest of Asia. We are focused on companies that should be helped by growth in domestic consumption. Included in this group are TCL Holdings, a leading manufacturer of televisions and cellular phones, and Denway Motors, a joint-venture auto company with Honda Motors of Japan.

The fund is slightly underweight in Taiwan, in light of our view that the fundamentals are not supportive of a sustainable rally. Given that technology stocks drive the market, we remain cautious given the lack of end demand for most technology products. We are closely monitoring data coming out of the tech sector and may increase the fund's position in Taiwan as we get more visibility regarding the outlook for techs.

Q: What is your outlook for the Asian markets?

A: We expect that stocks around the world will remain volatile in the months ahead, as the direction of the global economy remains uncertain. Additionally, the potential for US military action in Iraq may yet have an impact on the markets in the months ahead.

Despite these potential obstacles, we believe Asia can continue to outperform other global markets over the next 12 months due to its relative attractiveness compared with the US and Europe. We believe the region's growth outlook remains strong in terms of both exports and domestic consumption. Further, we feel valuations are still attractive despite the recent gains in the region's markets. We believe the value of individual stocks will be recognized as Asian companies report earnings over the next several quarters, and this should result in price appreciation. Unlike other parts of the world, the books in Asia are relatively clean after the purge during the 1997-1998 financial crisis.

While it is likely that we will see great swings in market volatility during the months ahead, we will use downdrafts as an opportunity to add to some of our favorite holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Geographical (Excludes Cash Equivalents)	10/31/02	10/31/01

Korea	29%	20%
Hong Kong	21%	29%
Taiwan	16%	12%
Singapore	9%	11%
India	6%	14%
Malaysia	5%	2%
Thailand	5%	2%
United Kingdom	3%	-
Australia	2%	6%
Other	4%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Financials	30%	36%
Information Technology	19%	17%
Materials	12%	4%
Consumer Discretionary	10%	8%
Telecommunication Services	10%	12%
Industrials	7%	9%
Energy	4%	2%
Consumer Staples	4%	4%
Utilities	2%	3%
Other	2%	5%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (35.1% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	8.6%
2. Hutchison Whampoa Ltd. Provider of investment services and other diversified services	Hong Kong	3.8%
3. SK Telecom Co., Ltd. Provider of mobile telecommunication services	Korea	3.1%
4. United Overseas Bank Ltd. Provider of commercial banking and financial services	Singapore	2.9%
5. POSCO Manufacturer of steel	Korea	2.9%
6. Kookmin Bank Provider of commercial banking services	Korea	2.9%
7. China Mobile (Hong Kong) Ltd. Provider of cellular telecommunication services	Hong Kong	2.8%
8. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.8%
9. Siam Cement Co., Ltd. Operator of construction materials and industrial conglomerate	Thailand	2.7%
10. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 96.8%
Australia 1.7%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	235,697	1,267,909
China 2.4%
Huaneng Power International, Inc. "H" (Operator of large coal-fired power plants)	822,000	590,203
PetroChina Co., Ltd. "H" (Producer of crude oil and natural gas)	6,552,000	1,226,502
		1,816,705
Hong Kong 19.6%
Cathay Pacific Airways Ltd. (Operator of scheduled airline services)	515,000	723,041
China Mobile (Hong Kong) Ltd.* (Provider of cellular telecommunication services)	860,000	2,117,100
Denway Motors Ltd. (Assembler of motor vehicles and parts)	2,318,000	720,720
Esprit Holdings Ltd. (Designer and manufacturer of high quality fashion products)	774,254	1,300,458
Hang Seng Bank Ltd. (Provider of commercial banking services)	172,200	1,860,136
Henderson Land Development Co., Ltd. (Developer of property)	275,000	837,410
Hong Kong Electric Holdings Ltd. (Operator of a gas utility company)	266,500	1,083,174
Hutchison Whampoa Ltd. (Provider of investment services and other diversified services)	460,200	2,832,236
Johnson Electric Holdings Ltd. (Manufacturer of micromotors)	847,000	895,940
Sun Hung Kai Properties Ltd. (Developer and investor in real estate)	130,000	810,068
Swire Pacific Ltd. "A" (Provider of general trading and real estate services)	143,000	601,383
TCL International Holdings Ltd. (Manufacturer of electronic products)	3,098,000	834,146
		14,615,812
India 5.8%
Bharat Petroleum Corp., Ltd. (Explorer and refiner of crude oil)	173,900	679,016
Dr. Reddy's Laboratories Ltd. (Manufacturer of bulk drugs, formulations and molecules)	72,700	1,043,352
Infosys Technologies Ltd. (Provider of IT consulting and software services)	18,200	1,421,757
State Bank of India (Provider of banking and financial services)	243,400	1,161,613
		4,305,738
Indonesia 1.5%
PT Telekomunikasi Indonesia (Provider of domestic telecommunication services)	3,329,000	1,109,066
Korea 28.6%
Daegu Bank* (Provider of banking services)	93,400	363,985
Hyundai Motor Co., Ltd. (Manufacturer of automobiles)	38,640	977,049
Kookmin Bank (Provider of commercial banking services)	64,365	2,134,983
Korea Tobacco and Ginseng Corp. (GDR) (Producer of tobacco products)	99,700	730,801
LG Chem Ltd. (Manufacturer of engineering plastics)	42,100	1,251,993
LG Electronics, Inc.* (Manufacturer of telecommunication equipment)	35,790	1,081,887
POSCO (Manufacturer of steel)	23,410	2,189,906
Samsung Electro Mechanics Co., Ltd. (Manufacturer of precision and electronic parts)	13,090	495,688
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	22,753	6,413,222
Samsung Fire & Marine Insurance Co., Ltd. (Provider of insurance products)	20,000	1,209,150
Samsung Securities Co., Ltd.* (Provider of brokerage, investment and underwriting services)	31,690	819,435
Shinhan Financial Group Ltd. (Provider of financial services)	65,300	685,543
Shinsegae Co., Ltd. (Retailer of food, clothing and household goods)	5,330	716,328
SK Telecom Co., Ltd. (Provider of mobile telecommunication services)	12,550	2,306,985
		21,376,955
Malaysia 4.5%
IOI Corp. Bhd. (Processor of oil palm, rubber and cocoa)	688,000	1,013,895
Malayan Banking Bhd. (Provider of banking and financial services)	617,400	1,340,408
Maxis Communications Bhd.* (Supplier of mobile communication services)	305,400	478,192
Palmco Holdings Bhd. (Operator of an investment holding company)	28,666	33,569
Resorts World Bhd. (Operator of a tourist resort)	220,000	521,053
		3,387,117
Singapore 8.7%
Chartered Semiconductor Manufacturing Ltd.* (Producer of semiconductor and electronic components)	246,000	125,886
DBS Group Holdings Ltd. (Provider of banking and financing services)	266,462	1,868,323
Singapore Press Holdings Ltd. (Publisher, printer and distributor of newspapers and magazines)	110,000	1,231,552
Singapore Telecommunications Ltd. (Provider of telecommunication system and services)	1,376,100	1,120,489
United Overseas Bank Ltd. (Provider of commercial banking and financial services)	289,080	2,190,372
		6,536,622
Taiwan 15.9%
Chinatrust Financial Holding Co., Ltd.* (Holder of various financial subsidiaries)	742,000	592,317
Compal Electronics, Inc. (Manufacturer and marketer of notebook computers and color monitors)	810,900	902,039
Delta Electronic, Inc. (Manufacturer of power supply and video display equipment)	499,100	657,316
Formosa Plastics Corp. (Manufacturer of plastics materials)	1,349,272	1,485,366
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic products)	198,000	716,110
Media Tek, Inc. (Manufacturer of compact disk CD-ROM and DVD-ROM chip sets)	81,200	760,519
President Chain Store Corp. (Operator of convenience stores)	613,263	954,357
Siliconware Precision Industries Co.* (Manufacturer of packaging for integrated circuits)	921,000	496,331
SinoPac Holdings Co.* (Holder company for investments)	3,633,938	1,523,740
Taiwan Semiconductor Manufacturing Co., Ltd.* (Manufacturer of integrated circuits and other semiconductor devices)	1,444,344	1,935,504
Taiwan Styrene Monomer Corp. (Manufacturer of styrene monomer)	862,000	655,816
United Microelectronics Corp. (Manufacturer of integrated circuits)	934,202	678,441
Yuanta Core Pacific Securities Co. (Provider of loans for margin transactions)	920,201	487,945
		11,845,801
Thailand 5.3%
Bangkok Bank PCL (Foreign registered)* (Provider of commercial banking services)	670,300	951,713
PTT Public Co., Ltd. (Foreign registered) (Producer and explorer of crude oil and gas)	1,116,800	992,654
Siam Cement Co., Ltd. (Foreign registered) (Operator of construction materials and industrial conglomerate)	81,800	2,020,686
		3,965,053
United Kingdom 2.8%
HSBC Holdings PLC (Provider of international banking and financial services)	192,373	2,102,713
Total Common Stocks (Cost $76,560,432)		72,329,491
Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $2,373,287)	2,373,287	2,373,287
Total Investment Portfolio - 100.0% (Cost $78,933,719) (a)		74,702,778

* Non-income producing security.
(a) The cost for federal income tax purposes was $79,483,980. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $4,781,202. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,044,526 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,825,728.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $78,933,719)	$ 74,702,778
Foreign currency, at value (cost $637,194)	620,468
Receivable for investments sold	528,892
Dividends receivable	3,912
Receivable for Fund shares sold	1,537,147
Foreign taxes recoverable	230,356
Total assets	77,623,553
Liabilities
Payable for Fund shares redeemed	99,382
Accrued management fee	49,145
Other accrued expenses and payables	56,544
Total liabilities	205,071
Net assets, at value	$ 77,418,482
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(4,230,941)
Foreign currency related transactions	(20,861)
Accumulated net realized gain (loss)	(55,940,109)
Paid-in capital	137,610,393
Net assets, at value	$ 77,418,482

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($167,113 / 20,870 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.01
Class S Net Asset Value, offering and redemption price (a) per share ($65,997,679 / 8,242,220 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.01
Class A Net Asset Value and redemption price per share ($6,582,990 / 825,865 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.97
Maximum offering price per share (100 / 94.25 of $7.97)	$ 8.46
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,752,861 / 476,199 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 7.88
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($917,839 / 116,384 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 7.89

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $221,330)	$ 1,268,642
Interest	45,465
Total Income	1,314,107
Expenses: Management fee	762,876
Administrative fee	589,262
Distribution service fees	72,468
Directors' fees and expenses	5,857
Other	5,602
Total expenses	1,436,065
Net investment income (loss)	(121,958)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including foreign tax benefit of $17,108)	1,702,345
Foreign currency related transactions	(115,909)
1,586,436
Net unrealized appreciation (depreciation) during the period on: Investments	6,499,447
Foreign currency related transactions	(17,586)
6,481,861
Net gain (loss) on investment transactions	8,068,297
Net increase (decrease) in net assets resulting from operations	$ 7,946,339

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ (121,958)	$ 142,055
Net realized gain (loss) on investment transactions	1,586,436	(18,798,578)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,481,861	(8,639,131)
Net increase (decrease) in net assets resulting from operations	7,946,339	(27,295,654)
Fund share transactions: Proceeds from shares sold	108,002,076	143,776,699
Net assets acquired in tax-free reorganization	-	14,814,414
Cost of shares redeemed	(114,302,429)	(160,535,297)
Redemption fees	63,216	178,550
Net increase (decrease) in net assets from Fund share transactions	(6,237,137)	(1,765,634)
Increase (decrease) in net assets	1,709,202	(29,061,288)
Net assets at beginning of period	75,709,280	104,770,568
Net assets at end of period	$ 77,418,482	$ 75,709,280

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended October 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.38	$ 10.08	$ 10.93
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.01	(.01)
Net realized and unrealized gain (loss) on investment transactions	.63	(2.73)	(.84)
Total from investment operations	.62	(2.72)	(.85)
Redemption fees	.01	.02	-
Net asset value, end of period	$ 8.01	$ 7.38	$ 10.08
Total Return (%)	8.54	(26.79)	(7.78)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.167	.064	.002
Ratio of expenses (%)	1.51	1.67	1.75*
Ratio of net investment income (loss) (%)	(.05)	.19	(.11)**
Portfolio turnover rate (%)	77	212	134
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 7.38	$ 10.09	$ 11.76	$ 8.38	$ 11.38
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	.01	(.18)	(.06)	.05
Net realized and unrealized gain (loss) on investment transactions	.63	(2.74)	(1.55)	3.41	(2.75)
Total from investment operations	.62	(2.73)	(1.73)	3.35	(2.70)
Less distributions from: Net investment income	-	-	-	(.02)	(.30)
Total distributions	-	-	-	(.02)	(.30)
Redemption fees	.01	.02	.06	.05	-
Net asset value, end of period	$ 8.01	$ 7.38	$ 10.09	$ 11.76	$ 8.38
Total Return (%)	8.54	(26.86)	(14.20)	40.49	(24.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	65	105	143	113
Ratio of expenses before expense reductions (%)	1.51	1.67	2.05[b]	2.35	2.46
Ratio of expenses after expense reductions (%)	1.51	1.67	2.03[b]	2.35	2.46
Ratio of net investment income (loss) (%)	(.05)	.19	(1.29)	(.56)	.50
Portfolio turnover rate (%)	77	212	134	122	141
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.98% and 1.98%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $50,805,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($32,650,000), October 31, 2007 ($68,000) and October 31, 2009 ($18,087,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $4,585,000 of capital losses from its merger with Kemper Asian Growth Fund (see Note G), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($2,237,000) and October 31, 2008 ($2,348,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Net realized and unrealized gains on Indian securities are subject to certain non-US taxes. Principal amounts of cash and securities invested in Malaysia are subject to certain non-US taxes. The Fund is subject to a 20.0% Taiwan dollar income tax on foreign exchange gain transactions.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (55,390,000)
Unrealized appreciation (depreciation) on investments	$ (4,781,202)

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $64,694,256 and $72,678,059, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Asia) Limited ("DeAM Asia"). The Advisor compensates DeAM Asia out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.65%, 0.65%, 0.675%, 0.725% and 0.70% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class AARP	$ 1,032	$ 95
Class S	498,765	32,221
Class A	50,834	3,907
Class B	31,519	2,375
Class C	7,112	539
	$ 589,262	$ 39,137

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 32,606	$ 2,455
Class C	7,620	580
	$ 40,226	$ 3,035

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 18,827	$ 1,570	0.25%
Class B	10,879	830	0.25%
Class C	2,536	256	0.25%
	$ 32,242	$ 2,656

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002 aggregated $2,751.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $12,661 and $14,295, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2002, SDI received $9,869.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $23,665 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	58,188	$ 556,132	32,158	$ 304,557
Class S	5,577,427	49,526,752	13,068,830	114,951,038
Class A	5,239,366	46,318,217	2,886,655	22,690,065*
Class B	1,028,656	8,901,720	437,185	3,552,038*
Class C	327,419	2,699,255	288,039	2,279,001*
		$ 108,002,076		$ 143,776,699
Shares issued in tax-free reorganization
Class A	-	-	909,695	$ 8,523,365*
Class B	-	-	559,016	5,238,222*
Class C	-	-	112,342	1,052,827*
		-		$ 14,814,414
Shares redeemed
Class AARP	(45,997)	$ (436,645)	(23,712)	$ (225,221)
Class S	(6,123,561)	(55,020,639)	(14,668,775)	(130,515,635)
Class A	(5,269,284)	(46,978,560)	(2,940,567)	(23,432,570)*
Class B	(1,062,749)	(9,261,555)	(485,909)	(3,954,696)*
Class C	(311,233)	(2,605,030)	(300,183)	(2,407,175)*
		$ (114,302,429)		$ (160,535,297)
Redemption fees		$ 63,216		$ 178,550
Net increase (decrease)
Class AARP	12,191	$ 125,193	8,446	$ 82,493
Class S	(546,134)	(5,436,377)	(1,599,945)	(15,389,204)
Class A	(29,918)	(660,343)	855,783	7,780,860*
Class B	(34,093)	(359,835)	510,292	4,835,564*
Class C	16,186	94,225	100,198	924,653*
		$ (6,237,137)		$ (1,765,634)

* For the period from May 29, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

G. Acquisition of Assets

On May 25, 2001, the Fund acquired all of the net assets of Kemper Asian Growth Fund pursuant to a plan of reorganization approved by shareholders on May 15, 2001. The acquisition was accomplished by a tax-free exchange of 909,695 Class A shares, 559,016 Class B shares and 112,342 Class C shares of the Fund, respectively, for 1,815,514 Class A shares, 1,139,186 Class B shares and 231,912 Class C shares of the Kemper Asian Growth Fund, respectively, outstanding on May 25, 2001. Kemper Asian Growth Fund's net assets at that date ($14,814,414), including $995,104 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $90,326,623. The combined net assets of the Fund immediately following the acquisition were $105,141,037.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Pacific Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts December 12, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $204,222 and earned $204,222 of foreign source income during the year ended October 31, 2002. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended October 31, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Director, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990), Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Director, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Director, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Director, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997), Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000). Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000), President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Alexander Black (39) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999), Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Oliver S. Kratz (30) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Paul H. Rogers (46) Vice President, 2001-present	Director of Deutsche Asset Management	n/a
Andrew Stubing (36) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
Charles A. Rizzo[5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 7, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes

Notes

Notes

Notes

Notes